Gains and losses on derecognition of Financial Assets measured at Amortized Cost	6 Months Ended
Jun. 30, 2021
Gain and Losses on derecognition of Financial Assets at Amortized Cost [Abstract]
Disclosure - Gain and Losses on derecognition of Financial Assets at Amortized costs [text block]
Gains and losses on derecognition of financial assets measured at amortized cost
For the six months ended June 30, 2021, the Group sold financial assets measured at amortized cost of € 42 million (June 30, 2020: € 6,432 million). The sales in the comparative period related primarily to a Hold to Collect (HTC) portfolio in Postbank as well as sales made from a HTC portfolio in Treasury. A decision was made to divest the Postbank bond portfolio as part of the integration of Postbank into the Group. The Treasury sales were made as part of a strategy realignment for managing the interest rate risk in the Banking Book as a result of these sales, the HTC business model is no longer valid for future acquisitions of assets in this portfolio.
The table below presents the gains and (losses) arising from derecognition of these securities.
	Three months ended		Six months ended
in € m.	Jun 30, 2021	Jun 30, 2020	Jun 30, 2021	Jun 30, 2020
Gains	0	174	0	235
Losses	0	(3)	0	(3)
Net gains (losses) from derecognition of securities measured at amortized cost	0	171	0	232